FBR Family of Funds

Supplement dated October 26, 2000 to Prospectus dated February 28, 2000, as previously supplemented June 1, 2000 and September 1, 2000

I.     On November 1, 2000, the section "Fees and Expenses of the Fund," found on page 5, is replaced with the following:

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and estimated expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	NONE
Maximum Deferred Sales Charge	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE
Redemption Fee on Shares held 90 days or less (as a percentage of the redemption amount)*	1.00%
Exchange Fee	NONE

______________________________

*     In addition, we charge a $15.00 redemption fee for all payments by wire made through the Funds' transfer agent.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Financial Services Fund	Small Cap Financial Fund	Small Cap Value Fund	Realty Growth Fund

Investment Advisory Fees	0.90%	0.90%	0.90%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.77%	0.74%	1.00%	7.37%
Total Annual Fund Operating Expenses*	1.92%	1.89%	2.15%	8.62%
	====	====	====	====
Fee Waiver and Expense Reimbursement**	-	-	0.20%	6.67%
			====	====
NET EXPENSES**	1.92%	1.89%	1.95%	1.95%
	====	====	====	====

___________________

* Restated to reflect fees charged to the Funds pursuant to the Trust's agreement with Rushmore Trust and Savings, FSB.

** FBR Fund Advisers, Inc. (the "Adviser") has agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of each Fund to the extent annual fund operating expenses exceed 1.95% of each Fund's average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to each Fund through February 28, 2001.

Examples

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These Examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same.1 Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Financial Services Fund	$195	$603	$1,037	$2,243
Small Cap Financial Fund	$192	$594	$1,021	$2,212
Small Cap Value Fund	$198	$654	$1,136	$2,467
Realty Growth Fund	$198	$1,911	$3,502	$7,002

1      The examples above assume that the expense limitation agreement will only continue through February 28, 2001, the end of its current term. Based on the assumptions set out above, if the expense limitation agreement continued from year-to-year thereafter in accordance with its terms, your costs for an investment in the Funds would be:
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Financial Services Fund	$195	$603	$1,037	$2,243
Small Cap Financial Fund	$192	$594	$1,021	$2,212
Small Cap Value Fund	$198	$612	$1,052	$2,275
Realty Growth Fund	$198	$612	$1,052	$2,275

II.      Effective November 11, 2000, Rushmore Trust and Savings, FSB will act as the Funds' transfer agent. All references to PFPC Inc. as transfer agent and PFPC's address and telephone number in Wilmington, Delaware should be changed to Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814. The telephone number for Rushmore is 1-800-622-1386. Effective November 6, 2000, the FBR Money Market Portfolio of The RBB Fund, Inc. will no longer be available for investment or reinvestment of dividends and distributions. Beginning November 13, 2000, you may exchange Fund shares or reinvest dividends and distributions into the Fund for Government Investors, a money market fund. You should obtain and read the prospectus of the Fund for Government Investors prior to investment.

Investors should retain this Supplement for future reference.

FBR Family of Funds

Supplement dated October 26, 2000 to Statement of Additional Information dated February 28, 2000 as previously supplemented June 1, 2000 and September 1, 2000

I.     Effective November 11, 2000, replace the first sentence under the section "Additional Purchase and Redemption Information" on page 25 with:

Shares may be purchased or redeemed through FBR Investment Services, Inc., ("FBR Services" or "Distributor") account executives, other authorized dealers or directly through Rushmore Trust and Savings, FSB ("Rushmore" or "Transfer Agent"), 4922 Fairmont Avenue, Bethesda, Maryland 20814.

II.      Effective November 11, 2000, replace the last sentence under the section "Dividends and Distributions" on page 25 with:

The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund.

III.      Effective November 1, 2000, add the following after the section entitled "Distributor" on page 32:

Fund Administration, Accounting, Transfer Agency and Custody Services

Under the terms of an Agreement for Fund Administration, Fund Accounting Services, Transfer Agency Services and Custody Services ("Services Agreement") with the Trust, on behalf of the Funds, dated August 24, 2000, Rushmore will provide custodial, transfer agency, fund accounting, administrative and other shareholder services to the Funds. Under the terms of the Services Agreement, the Trust pays a fee at an annual rate based on the size of each Fund's net assets as follows:
Asset Level	Annual Fee Per Fund
<=$20MM	Greater of 1% or $125,000
>$20MM<=$50MM	$200,000 plus 0.335% of amount greater than $20MM
>=$50MM<=$100MM	$300,000 plus 0.10% of amount greater than $50MM
>=$100MM	0.35% of assets
>=$500MM	$1,750,000 plus 0.275% of amount greater than $500MM

Pending Acquisition Friedman, Billings, Ramsey Group, Inc. ("FBR"), the parent of FBR Fund Advisers, Inc., expects to acquire the parent company of Rushmore on or before December 1, 2000 pending regulatory approval. Following the acquisition, Rushmore would be a wholly-owned subsidiary of FBR.

IV.      Effective immediately, delete the heading "Administrator" on page 33 and replace the first and second paragraphs under this section with:

Under the terms of an Administration Agreement with the Trust on behalf of the Funds, Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., generally supervised certain operations of the Funds through September 30, 2000, at which time BSFM no longer served in its capacity as the Trust's Administrator.

Replace the first sentence of the fourth paragraph with:

PFPC Inc. has provided certain administration and accounting services to the Funds pursuant to the terms of an Administration and Accounting Services Agreement.

V.      Effective immediately, delete the heading "Custodian and Transfer Agent" on page 33 and replace the paragraph under this section with:

Rushmore is the Funds' custodian. PFPC Inc., will act as the Funds' transfer agent through November 10, 2000. Commencing on November 11, 2000, Rushmore will serve as transfer agent to the Funds in accordance with the Services Agreement .

VI.      Effective November 11, 2000, delete the paragraph under "Expenses" on page 35 and replace it with:

Pursuant to the Services Agreement between the Trust and Rushmore, Rushmore is responsible for all expenses of the Funds except for the investment advisory fee, the fee paid to the Distributor in accordance with the Plans, extraordinary legal expenses and interest. Specifically, Rushmore pays costs of registration of the Fund's shares with the Securities and Exchange Commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholders reports, and all costs incurred in providing custodial services.

Investors should retain this Supplement for future reference.